Long-Term Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Long-Term Debt

9. Long-Term Debt

Long-term debt consisted of the following at December 31:

	2014	2013
	(In thousands)
2021 notes	350,000	350,000
2013 facility	30,000	—
Other long-term debt*	3,904	3,971
	383,904	353,971
Less: current portion of long-term debt	30,074	67
Total long-term debt, net of current maturities	$353,830	$353,904

*

We completed construction on a new multi-purpose facility during 2006. Other long-term debt represents an unfunded lease obligation for this facility. For accounting purposes, we are deemed the owner. As a result, the building and the long-term lease obligation are included on the consolidated balance sheet as a component of fixed assets and other debt, respectively.

Second Priority Senior Secured Floating Rate Notes due 2016

As of December 31, 2012, we had $139.7 million in aggregate principal amount of Second Priority Senior Secured Floating Rate Notes due 2016 (“2016 notes”) that matured on February 15, 2016. Interest accrued on the 2016 notes at a 3-month LIBOR (subject to a 3.0% floor) plus 10.0%. LIBOR was reset at the beginning of each quarterly period. In May 2013, we repaid the full $139.7 million in outstanding notes as part of the 2013 refinancing transaction discussed below.

First-Lien Term Loan and Letter of Credit Facilities

In December 2011, we completed a $160.0 million first-lien term loan (“term loan”) that included detachable warrants that allow for the purchase of up to 1.6 million shares of our common stock at a price of $2.50 per share. These warrants were exercisable immediately upon issuance and expire in December 2018. The warrant agreement contains certain settlement adjustment features which preclude the warrants from being considered to be indexed to our stock. Specifically, it includes a “down-round” provision that requires an adjustment to be made to the exercise price and number of warrants upon the Company issuing additional common shares or convertible securities at a price that is less than the exercise price of the warrants at that time. This adjustment would be required even if the issue price of the common shares or convertible securities was at-market. As such, the outstanding warrants are considered to be derivative financial instruments and are classified as liabilities. As of December 31, 2014 there were 0.7 million warrants outstanding.

At the same time, we entered into a $20.0 million stand-alone letter of credit facility (“stand-alone facility”). The term loan and the stand-alone facility were both scheduled to mature on September 30, 2015. The term loan, which was issued at 97%, provided $119.6 million of net proceeds after repaying the $20.0 million outstanding under the existing senior secured revolving credit facility, using $14.2 million to collateralize letters of credit outstanding under the new stand-alone facility, and paying fees and expenses related to this transaction

In December of 2012, we amended our first-lien term loan to enhance our liquidity position to support both current and anticipated increases in sales volume. Terms of the amendment included increasing the principal amount by $65.0 million, reducing the minimum cash requirement from $35.0 million to $15.0 million, adding a new $15.0 million letter of credit sub-facility (“sub-facility”), and increasing the minimum specified collateral value to $225.0 million, contingent upon maintaining certain levels of qualified cash. The additional term loan amount, which was issued at 95.5%, provided $60.9 million of net proceeds after paying fees and expenses related to the transaction.

The term loan was collateralized by a first lien on substantially all of our assets, and was guaranteed by all of our subsidiaries. Interest accrued on the loan at 3-month LIBOR (subject to a 2% floor) plus 9.5%. The stand-alone facility included a commitment fee of 0.5% on any unused amount and assessed interest at a rate of 2.0% on any outstanding letters of credit. All letters of credit issued under the stand-alone facility were collateralized by cash equal to 105% of the face amount of the letters of credit. The sub-facility also included a commitment fee of 0.5% on any unused amount and assessed interest at a rate of 3.0% on any outstanding letters of credit. Letters of credit issued under the sub-facility were not required to be cash collateralized.

As of December 2012, we had outstanding letters of credit totaling $12.4 million under our stand-alone facility that principally support our self insurance programs. We collateralized these letters of credit with $13.0 million of restricted cash. In January 2013, we finalized our letter of credit sub-facility and at the same time, transferred the $12.4 million of outstanding letters of credit from our stand-alone facility over to the new sub-facility. As such, we were able to eliminate the cash collateral requirement for our outstanding letters of credit, thus increasing our liquidity by an additional $13.0 million. We also amended the stand-alone facility from $20.0 million down to $10.0 million.

In May 2013, we repaid the full $225.0 million outstanding term loan as part of the 2013 refinancing transaction discussed below. At the same time, we terminated the term loan and letter of credit sub-facility, as well as the amended stand-alone facility.

2013 Refinancing

In May 2013 we completed a private offering of $350.0 million in aggregate principal amount of 7.625% senior secured notes due 2021 (“2021 notes”) at a price equal to 100% of their face value. In conjunction with the offering, we also entered into a new 5-year $175.0 million senior secured revolving credit facility agreement (“2013 facility”) provided by a syndicate of financial institutions led by SunTrust Bank as administrative agent.

We used the net proceeds from the offering of the 2021 notes, together with cash on hand, to (i) redeem $139.7 million in aggregate outstanding principal amount of our 2016 notes at par plus accrued and unpaid interest thereon to the redemption date, (ii) repay $225.0 million in borrowings outstanding under our existing first-lien term loan plus a prepayment premium of approximately $39.5 million and accrued and unpaid interest and (iii) pay the related commissions, fees and expenses. The repayment of the 2016 notes and the term loan was considered to be an extinguishment. As such, we recognized a loss of $48.4 million, which was recorded as interest expense in the second quarter of 2013. Of this $48.4 million loss, $39.5 million was due to the prepayment premium on the term loan, $6.8 million was due to a write-off of unamortized debt discount on the term loan and $2.1 million was due to a write-off of unamortized deferred loan costs on the 2016 notes and the term loan.

Upon the repayment of the outstanding borrowings and payment of the prepayment premium and accrued interest, we terminated the term loan, which included the $15.0 million letter of credit sub-facility. The $12.7 million of outstanding letters of credit under the sub-facility at the time were transferred to the 2013 facility. At the same time, we also terminated our $10.0 million letter of credit stand-alone facility. There were no letters of credit outstanding under the stand-alone facility at the time of termination.

In connection with the issuance of the 2021 notes and entering into the 2013 facility we incurred approximately $15.6 million of various third-party fees and expenses. Of these costs, $11.2 million were allocated to the 2021 notes and $4.4 million were allocated to the 2013 facility. These costs have been capitalized and will be amortized over the respective terms of the 2021 notes and the 2013 facility. The $0.9 million in remaining unamortized deferred loan costs related to the sub-facility and stand-alone facility are being amortized over the term of the 2013 facility.

Senior Secured Notes due 2021

As of December 31, 2014, we have $350.0 million outstanding in aggregate principal amount of 2021 notes that mature on June 1, 2021. The 2021 notes were issued pursuant to an indenture, dated as of May 29, 2013 (“Indenture”), by and between us, certain of our subsidiaries, as guarantors (“Guarantors”), and Wilmington Trust, National Association, as trustee and notes collateral agent (“Trustee”). Interest accrues on the 2021 notes at a rate of 7.625% per annum and is payable semi-annually in arrears on June 1 and December 1 of each year.

The 2021 notes, subject to certain exceptions, are guaranteed, jointly and severally, on a senior secured basis, by each of the Guarantors. All obligations under the 2021 notes, and the guarantees of those obligations, will be secured by substantially all of our assets and the assets of the Guarantors subject to certain exceptions and permitted liens, including a first-priority security interest in such assets that constitute Notes Collateral (as defined therein) and a second-priority security interest in such assets that constitute ABL Collateral (as defined therein). An intercreditor agreement (“ABL/Bond Intercreditor Agreement”), dated as of May 29, 2013, among us, the Guarantors, SunTrust Bank, as ABL Collateral agent, and the Trustee, as Notes Collateral agent, will govern all arrangements in respect of the priority of the security interest in the ABL Collateral and the Notes Collateral.

“ABL Collateral” includes substantially all presently owned and after-acquired accounts receivable, inventory, rights of an unpaid vendor with respect to inventory, deposit accounts, investment property, cash and cash equivalents, and instruments and chattel paper and general intangibles, books and records and documents related to and proceeds of each of the foregoing. “Notes Collateral” includes substantially all collateral which is not ABL Collateral.

The Indenture contains certain restrictive covenants, which, among other things, relate to the payment of dividends, incurrence of indebtedness, repurchase of common stock, distributions, asset sales and investments. At any time we can redeem some or all of the 2021 notes at a redemption price equal to par plus a specified premium that declines to par by 2019. In the event of a change of control, we may be required to offer to purchase the 2021 notes at a purchase price equal to 101% of the principal, plus accrued and unpaid interest.

2013 Senior Secured Revolving Credit Facility

The 2013 facility provides for a $175.0 million revolving credit line to be used for working capital and general corporate purposes. The available borrowing capacity, or borrowing base, is derived primarily from a percentage of the Company’s eligible receivables and inventory, as defined by the agreement, subject to certain reserves. The 2013 facility is scheduled to mature on May 29, 2018. At December 31, 2014, the net borrowing availability under the 2013 facility totaled $129.4 million after being reduced by outstanding letters of credit of approximately $15.6 million and $30.0 million of borrowings currently outstanding.  During the third quarter of 2014 we borrowed $30.0 million under the 2013 facility at a weighted-average interest rate of 1.98%.  During the second quarter of 2013 we borrowed and repaid $30.0 million under the 2013 facility at a weighted-average interest rate of 4.0%.

Borrowings under the 2013 facility bear interest, at our option, at either a base rate or eurodollar rate, plus, in each case, an applicable margin. The applicable margin ranges from 0.75% to 1.25% for base rate loans and 1.75% to 2.25% for eurodollar rate loans, in each case based on a measure of our availability under the revolver. A variable commitment fee, currently at a rate of 0.5%, is charged on the unused amount of the revolver based on quarterly average loan utilization. Letters of credit issued and outstanding under the 2013 facility are assessed a fee at a rate equal to the applicable eurodollar rate margin, currently 1.75%, and is payable quarterly in arrears at the end of March, June, September and December. They are also assessed a fronting fee at a rate of 0.125%.

All obligations under the 2013 facility will be guaranteed jointly and severally by us and all our subsidiaries that guarantee the 2021 notes. All obligations under the 2013 facility, and the guarantees of those obligations, will be secured by substantially all of our assets and the guarantors subject to certain exceptions and permitted liens, including a first-priority security interest in such assets that constitute ABL Collateral and a second-priority security interest in such assets that constitute Notes Collateral.

The 2013 facility contains certain restrictive covenants, which, among other things, relate to the incurrence of indebtedness, payment of dividends, repurchase of common stock, distributions, asset sales and investments. The agreement also contains a financial covenant requiring the satisfaction of a minimum fixed charge coverage ratio of 1.00 to 1.00 if our excess availability, defined as the sum of our net borrowing availability plus qualified cash, falls below the greater of $17.5 million or 10% of the maximum borrowing amount. Qualified cash is defined as cash on deposit that is subject to a control agreement in favor of the agent. As of December 31, 2014, our excess availability was $146.1 million, which includes $129.4 million in net borrowing availability and $16.7 million in qualified cash. The agreement governing the 2013 facility also includes customary events of default, including change of control. If an event of default occurs, the lenders under the 2013 facility would be entitled to take various actions, including the acceleration of amounts due under the revolver and all actions permitted to be taken by a secured creditor (subject to the terms of the ABL/Bond Intercreditor Agreement).

At December 31, 2014, we were not in violation of any covenants or restrictions imposed by any of our debt agreements.

Fair Value

The Fair Value Measurements and Disclosures topic of the Codification provides a framework for measuring the fair value of assets and liabilities and establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The fair value hierarchy can be summarized as follows:

Level 1 — unadjusted quoted prices for identical assets or liabilities in active markets accessible by us

Level 2 — inputs that are observable in the marketplace other than those inputs classified as Level 1

Level 3 — inputs that are unobservable in the marketplace and significant to the valuation

If a financial instrument uses inputs that fall in different levels of the hierarchy, the instrument will be categorized based upon the lowest level of input that is significant to the fair value calculation.

The only financial instruments measured at fair value on a recurring basis were our warrants.

The tables below present the effect of our derivative financial instrument on the consolidated statements of operations and comprehensive income (loss) for the years ended December 31 (in thousands):

Derivative Not Designated as Hedging Instruments	Location of Gain (Loss) Recognized in Income	Amount of Gain (Loss) Recognized in Income
		2014	2013	2012
Warrants	Interest expense, net	455	(1,502)	(4,992)

We use the income approach to value our warrants by using the Black-Scholes option-pricing model. Using this model, the risk-free interest rate is based on the U.S. Treasury yield curve in effect on the valuation date. The expected life is based on the period of time until the expiration of the warrants. Expected volatility is based on the historical volatility of our common stock over the most recent period equal to the expected life of the warrants. The expected dividend yield is based on our history of not paying regular dividends in the past and our current intention to not pay regular dividends in the foreseeable future.

These techniques incorporate Level 1 and Level 2 inputs. Significant inputs to the derivative valuation for the warrants are observable in the active markets and are classified as Level 2 in the hierarchy.

The following fair value hierarchy table presents information about our financial instrument measured at fair value on a recurring basis using significant other observable inputs (Level 2) (in thousands):

	Carrying Value As of December 31, 2014	Fair Value Measurement as of December 31, 2014	Carrying Value As of December 31, 2013	Fair Value Measurement as of December 31, 2013
Warrants (included in Other long-term liabilities)	$3,375	$3,375	$3,830	$3,830

We have elected to report the value of our 2021 Notes at amortized cost. The fair value of the 2021 Notes at December 31, 2014 was approximately $356.8 million and was determined using Level 2 inputs based on market prices.

Other Long-Term Debt

In 2006, we completed construction on a new multi-purpose facility. Based on the evaluation of the construction project in accordance with the Leases topic of the Codification, we were deemed the owner of the facility during the construction period. Effectively, a sale and leaseback of the facility occurred when construction was completed and the lease term began. This transaction did not qualify for sale-leaseback accounting. As a result, the building and the long-term lease obligation are included on the consolidated balance sheet as a component of fixed assets and other long-term debt, respectively.

Future maturities of long-term debt as of December 31, 2014 were as follows (in thousands):

Year ending December 31,
2015	$30,074
2016	83
2017	92
2018	102
2019	113
Thereafter	353,440
Total long-term debt (including current portion)	$383,904